As  filed with the Securities and Exchange Commission on September 12, 1997.


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                       September 11, 1997 (June 30, 1997)



                        ENEX CONSOLIDATED PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                        New Jersey           000-22983         76-0508488
               (State of other jurisdiction (Commission      (IRS Employer
                     of incorporation)       File Number)   Identification No.)



               c/o Enex Resources Corporation, 800 Richmond Drive
             Three Kingwood Place, Suite 200, Kingwood, Texas 77339
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: (281) 358-8401


                                 Not Applicable
          (Former name or former address, if changed since last report)

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




                        ENEX CONSOLIDATED PARTNERS, L.P.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K




Item 7.      Financial Statements and Exhibits............................ 3

Signature    ............................................................. 8



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
Item 7.           Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. On June 30, 1997, Enex Consolidated Partners, L.P. acquired all the assets of the following limited partnerships (the "Partnerships"):


   PARTNERSHIP NAME                                              FILE NUMBER
   Enex Program I Partners, L.P.                                 0-14233
   Enex Oil & Gas Income Program II-7, L.P.                      0-14250
   Enex Oil & Gas Income Program II-8, L.P.                      0-14249
   Enex Oil & Gas Income Program II-9, L.P.                      0-15431
   Enex Oil & Gas Income Program II-10, L.P.                     0-15432
   Enex Oil & Gas IncomeProgram III - Series 1, L.P.             0-15433
   Enex Oil & Gas IncomeProgram III - Series 2, L.P.             0-15434
   Enex Oil & Gas IncomeProgram III - Series 3, L.P.             0-16551
   Enex Oil & Gas IncomeProgram III - Series 4, L.P.             0-16552
   Enex Oil & Gas IncomeProgram III - Series 5, L.P.             0-16553
   Enex Oil & Gas IncomeProgram III - Series 6, L.P.             0-16574
   Enex Oil & Gas IncomeProgram III - Series 7, L.P.             0-17559
   Enex Oil & Gas IncomeProgram III - Series 8, L.P.             0-17562
   Enex Oil & Gas IncomeProgram IV - Series 1, L.P.              0-17561
   Enex Oil & Gas IncomeProgram IV - Series 2, L.P.              0-17560
   Enex Oil & Gas IncomeProgram IV - Series 4, L.P.              0-18321
   Enex Oil & Gas IncomeProgram IV - Series 5, L.P.              0-18329
   Enex Oil & Gas IncomeProgram IV - Series 6, L.P.              0-18326
   Enex Oil & Gas IncomeProgram IV - Series 7, L.P.              0-18617
   Enex Oil & Gas IncomeProgram V - Series 1, L.P.               0-18854
   Enex Oil & Gas IncomeProgram V - Series 2, L.P.               33-34348-01
   Enex Oil & Gas IncomeProgram V - Series 3, L.P.               33-34348-02
   Enex Oil & Gas IncomeProgram V - Series 4, L.P.               33-34348-04
   Enex Oil & Gas IncomeProgram V - Series 5, L.P.               33-34348-05
   Enex Oil & Gas IncomeProgram VI - Series 1, L.P.              33-45253
   Enex Income and Retirement Fund - Series 1, L.P.              0-16549
   Enex Income and Retirement Fund - Series 2, L.P.              0-16550
   Enex Income and Retirement Fund - Series 3, L.P.              0-16575
   Enex 88-89 Income and Retirement Fund - Series 5, L.P.        0-18330
   Enex 88-89 Income and Retirement Fund - Series 6, L.P.        0-18327
   Enex 88-89 Income and Retirement Fund - Series 7, L.P.        0-18396
   Enex 90-91 Income and Retirement Fund - Series 1, L.P.        0-18853
   Enex 90-91 Income and Retirement Fund - Series 2, L.P.        0-19033
   Enex 90-91 Income and Retirement Fund - Series 3, L.P.        0-19626

The financial statements required, with respect to the "Partnerships", pursuant to subsection (a) of Item 7 hereby included by reference to the information in the Annual Reports on Form 10-KSB, as amended, for each of the Partnerships, for the year ended December 31, 1996 and their Quarterly Reports on Form 10-QSB, as amended, for the quarter ended March 31, 1997.




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
(b) Pro Forma Financial Information

ENEX CONSOLIDATED PARTNERS, L.P.
PROFORMA BALANCE SHEET
-----------------------------------------------------------------------------

                                                              Historical
                                                               Combined                Purchase          Consolidated
                                                               June 30,               Accounting           June 30,
ASSETS                                                           1997                 Adjustments            1997
                                                            -----------------    -----------------     -------------

CURRENT ASSETS:
  Cash and cash equivalents                                  $       953,087                         $      953,087
  Accounts receivable - oil & gas sales                            1,281,421                              1,281,421
  Receivable from litigation settlement                              280,050                                280,050
  Other current assets                                                33,502                                 33,502
                                                            -----------------    -----------------     -------------

Total current assets                                               2,548,060                              2,548,060
                                                            -----------------    -----------------   ---------------

OIL & GAS PROPERTIES
  (Successful efforts accounting method) - Proved
   mineral interests and related equipment & facilities          133,443,999     $   (122,068,035)(1)    11,375,964
  Less  accumulated depreciation and depletion                   120,717,075         (120,717,075)(1)             -
                                                            -----------------    -----------------     -------------

Property, net                                                     12,726,924           (1,350,960)       11,375,964
                                                            -----------------    -----------------   ---------------

TOTAL                                                        $    15,274,984      $    (1,350,960)   $   13,924,024
                                                            =================    =================   ===============

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Accounts payable                                           $      498,817                         $      498,817
   Payable to general partner                                      1,856,358     $     (1,856,358)(2)
                                                                                          549,158 (4)       549,158
                                                            -----------------    -----------------     -------------

Total current liabilities                                          2,355,175           (1,307,200)        1,047,975
                                                            -----------------    -----------------   ---------------

LIMITED PARTNERS' CAPITAL SUBJECT
   TO REDEMPTION                                                  11,547,269           (1,350,960)(1)
                                                                                        1,856,358 (2)
                                                                                        1,372,540 (3)
                                                                                         (549,158)(4)    12,876,049

GENERAL PARTNER'S CAPITAL                                          1,372,540           (1,372,540)(3)             -
                                                            -----------------    -----------------    -------------

TOTAL                                                        $    15,274,984      $    (4,030,700)   $    1,047,975
                                                            =================    =================   ===============





See accompanying notes to financial statements.
-----------------------------------------------------------------------------

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
ENEX CONSOLIDATED PARTNERS, L.P.
COMBINED PRO FORMA STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------

Assuming that the Consolidation occurred January 1, 1996 and January 1, 1997, respectively.

                                                        Year Ended December 31, 1996          Six Months Ended June 30, 1997
                                       ---------------------------------------------    ------------------------------------------
                                          Combined                        Adjusted         Combined                     Adjusted
                                          Historical      Adjustments      Pro Forma       Historical     Adjustments   Pro Forma
                                       -------------   ------------    -------------    -------------    ----------    -----------
                                                                                           (unaudited)
REVENUES:
  Oil and gas sales                    $ 11,296,811                     $11,296,811     $  5,200,270                   $5,200,270
  Gas plant sales                         1,048,688                       1,048,688          619,555                      619,555
                                       -------------   ------------    -------------    -----------      ----------     ---------

Total revenues                           12,345,499                      12,345,499        5,819,825                    5,819,825
                                       -------------   ------------    -------------    -------------    ----------    -----------

EXPENSES:
  Depreciation and depletion              2,369,278    $  (182,198) (5)   2,187,080        1,048,413     $(103,678) (5)   944,735
  Impairment of property                  2,315,081     (2,315,081) (6)           0                -                            -
  Lease operating expenses                3,616,133                       3,616,133        1,743,841                    1,743,841
  Gas plant purchases                       670,358                         670,358          439,370                      439,370
  Production taxes                          637,476                         637,476          288,581                      288,581
  General and administrative:
     Allocated from general partner       1,646,201                       1,646,201          758,298                      758,298
     Direct expenses                        329,800                         329,800           58,349                       58,349
                                       -------------   ------------    -                -------------    ----------    -----------

Total expenses                           11,584,327     (2,497,279)       9,087,048        4,336,852      (103,678)     4,233,174
                                       -------------   ------------    -------------    -------------    ----------    -----------

INCOME FROM OPERATIONS                      761,172      2,497,279        3,258,451        1,482,973       103,678      1,586,651
                                       -------------   ------------    -------------    -------------    ----------    -----------

OTHER INCOME:
  Gain on sale of property                    5,940                           5,940            5,940                        5,940
  Interest income                                 -                               -            1,265                        1,265
  Other income                                    -                               -           21,000                       21,000
                                        ------------    -----------    --------------   ------------     -----------   ----------
Total other income                            5,940                           5,940           28,205                       28,205
                                       -------------   ------------    -------------    -------------    ----------    -----------

NET INCOME                             $    767,112    $ 2,497,279      $ 3,264,391      $ 1,511,178     $ 103,678     $1,614,856
                                       =============   ============    =============    =============    ==========    ===========



See accompanying notes to financial statements.
------------------------------------------------------------------------------
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


Notes to Pro Forma Financial Information

1.) Oil and gas property and accumulated depreciation and depletion have been adjusted to reflect the fair market value of the property as required under the purchase method of accounting for the consolidation.

2.)      The payable to the general  partner was converted into limited  partner
         units  as  prescribed  by  the   Proxy/Prospectus   Statement  for  the
         consolidation dated April 7, 1997.

3.) The general partner's capital balance was converted into limited partner units as prescribed by the Proxy/Prospectus Statement for the consolidation dated April 7, 1997.

4.) The consolidation costs are recorded as a payable to the general partner and a reduction in limited partner capital.

5.) Depreciation and depletion expense is adjusted for the purchase basis of accounting adjustment of the oil and gas property.

6.) Impairment of property expense is eliminated in the Proforma Statement of Operations as the oil and gas property would have been written down to its fair market value utilizing the purchase basis of accounting method for the consolidation.


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



     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                      Description of Exhibit

 23  Consent of Independent Auditors.


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



                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ENEX CONSOLIDATED PARTNERS, L.P.

                                               By: ENEX RESOURCES CORPORATION
                                                        General Partner


Date:   September 11, 1997                     By:/s/Gerald B. Eckley
                                                        Gerald B. Eckley
                                                        President

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